  AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON SEPTEMBER 11, 1997

                                                    REGISTRATION NO. 333-
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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                               ----------------

                                   FORM S-8
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933

                               ----------------

                                 PEAPOD, INC.
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

               DELAWARE                              36-4118175
    (STATE OR OTHER JURISDICTION OF     (I.R.S. EMPLOYER IDENTIFICATION NO.)
    INCORPORATION OR ORGANIZATION)

           9933 WOODS DRIVE                             60077
           SKOKIE, ILLINOIS                           (ZIP CODE)
    (ADDRESS OF PRINCIPAL EXECUTIVE
               OFFICES)

                                 PEAPOD, INC.
                         EMPLOYEE STOCK PURCHASE PLAN
                           (FULL TITLE OF THE PLAN)

                                JOHN C. WALDEN
                           EXECUTIVE VICE PRESIDENT,
                                 PEAPOD, INC.
                               9933 WOODS DRIVE
                            SKOKIE, ILLINOIS 60077
                                (847) 583-9400
                     (NAME, ADDRESS, AND TELEPHONE NUMBER,
                  INCLUDING AREA CODE, OF AGENT FOR SERVICE)

                               ----------------

                        CALCULATION OF REGISTRATION FEE

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
                                                PROPOSED       PROPOSED
                               AMOUNT           MAXIMUM        MAXIMUM       AMOUNT OF
  TITLE OF SECURITIES           TO BE        OFFERING PRICE   AGGREGATE     REGISTRATION
  TO BE REGISTERED(1)        REGISTERED        PER SHARE    OFFERING PRICE      FEE
----------------------------------------------------------------------------------------
Common Stock, $.01 par
 value..................   150,000 shares(2)    $8.50(3)     $1,275,000(3)    $387.00
----------------------------------------------------------------------------------------
Preferred Stock Purchase
 Rights.................   150,000 rights         (4)            (4)             (4)
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------

(1) In addition, pursuant to Rule 416(c) under the Securities Act of 1933, as amended (the "Securities Act"), this registration statement also covers an indeterminate amount of interests to be offered pursuant to the Peapod, Inc. Employee Stock Purchase Plan (the "Plan") described herein.
(2) This registration statement also covers an additional and indeterminate number of shares as may become issuable because of the provisions of the Plan relating to adjustments for changes resulting from stock dividends, stock splits and similar changes.
(3) Estimated solely for the purpose of calculating the registration fee and, pursuant to Rule 457(h) under the Securities Act of 1933, based upon the last sale price of the Common Stock reported on the Nasdaq National Market on September 4, 1997.
(4) The Preferred Stock Purchase Rights initially are attached to and trade with the shares of Common Stock being registered hereby. Value attributable to such Rights, if any, is reflected in the market price of the Common Stock.

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

                                    PART II

              INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3. INCORPORATION OF DOCUMENTS BY REFERENCE.

  The following documents heretofore filed with the Securities and Exchange Commission (the "Commission") by Peapod, Inc. (the "Company") are incorporated herein by reference:

    (a) The Company's Prospectus, dated June 10, 1997, included in the Company's Registration Statement on Form S-1 (No. 333-24341);

    (b) The Company's Quarterly Report on Form 10-Q for the three months ended June 30, 1997; and

    (c) The description of the Common Stock, par value $.01 per share, of the Company and the description of the related Preferred Stock Purchase Rights, which are contained in the Company's Registration Statement on Form 8-A, filed May 12, 1997.

  All documents filed by the Company with the Commission pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and all documents filed by the Plan pursuant to Section 15(d) of the Exchange Act, after the date of this Registration Statement and prior to the filing of a post-effective amendment to this Registration Statement which indicates that all securities offered hereby have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference into this Registration Statement and to be a part hereof from the respective dates of filing of such documents.

ITEM 4. DESCRIPTION OF SECURITIES.

  Not applicable.

ITEM 5. INTERESTS OF NAMED EXPERTS AND COUNSEL.

  Not applicable.

ITEM 6. INDEMNIFICATION OF DIRECTORS AND OFFICERS.

  Reference is made to Section 145 ("Section 145") of the Delaware General Corporation Law (the "Delaware GCL") which provides for indemnification of directors and officers in certain circumstances.

  The Delaware GCL, the Company's Restated Certificate of Incorporation, as amended (the "Charter"), and Restated By-Laws (the "By-Laws") provide for indemnification of the Company's directors and officers for liabilities and expenses that they may incur in such capacities. In general, directors and offices are indemnified with respect to actions taken in good faith in a manner reasonably believed to be in, or not opposed to, the best interests of the Company, and with respect to any criminal action or proceeding, actions that the indemnitee had no reasonable cause to believe were unlawful. Reference is made to the Company's Charter and By-Laws filed as Exhibits 4.1 and 4.3 hereto, respectively.

  In accordance with Section 102(b)(7) of the Delaware GCL, the Company's Charter provides that directors shall not be personally liable for monetary damages for breaches of their fiduciary duty as directors except for (i) breaches of their duty of loyalty to the Company or its stockholders, (ii) acts or omissions not in good faith or which involve intentional misconduct or knowing violations of law, (iii) certain transactions under Section 174 of the Delaware GCL (unlawful payment of dividends) or (iv) transactions from which a director derives an improper personal benefit.

  The Company has indemnity agreements with each of its directors and certain officers, including its executive officers, that require the Company to advance expenses to each such director and officer in the event that a claim is brought against such director or officer with respect to an action for which the Company is obligated to provide indemnification under the Company's Charter and By-Laws.

  The Underwriting Agreement relating to the Company's initial public offering of Common Stock pursuant to its Registration Statement on Form S-1 (No. 333-24341) provides that the Underwriters are obligated, under certain circumstances, to indemnify directors, officers and controlling persons of the Company against certain liabilities, including liabilities under the Securities Act.

  The Company maintains directors' and officers' liability insurance coverage.

ITEM 7. EXEMPTION FROM REGISTRATION CLAIMED.

  Not applicable.

ITEM 8. EXHIBITS.

 EXHIBIT
   NO.                                 DESCRIPTION
 -------                               -----------
   4.1   Restated Certificate of Incorporation (incorporated by reference to
         Exhibit 3.1 of the Company's Registration Statement on Form S-1 (No.
         333-24341) (the "IPO Registration Statement")).
   4.2   Certificate of Amendment of the Restated Certificate of Incorporation
         of the Company, dated as of May 30, 1997.
   4.3   Restated By-laws of the Company (incorporated by reference to Exhibit
         3.2 of the IPO Registration Statement).
   4.4   Rights Agreement, dated as of June 9, 1997, between the Company and
         First Chicago Trust Company of New York, as Rights Agent (incorporated by reference to Exhibit 4.1 of the IPO Registration Statement).
   5     Opinion of Sidley & Austin.
  10     Peapod, Inc. Employee Stock Purchase Plan.
  23.1   Consent of KPMG Peat Marwick LLP.
  23.2   Consent of KPMG Peat Marwick LLP.
  23.3   Consent of Sidley & Austin (contained in Exhibit 5 hereto).

ITEM 9. UNDERTAKINGS.

  (a) The undersigned registrant hereby undertakes:

    (1) To file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement;

      (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

      (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20 percent change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement;

      (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

  provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the registration statement is on Form S-3 or Form S-8, and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the registrant pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in the registration statement.

    (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof;

    (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remained unsold at the termination of the offering.

  (b) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

  (c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

                                  SIGNATURES

  THE REGISTRANT. PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THE REGISTRANT CERTIFIES THAT IT HAS REASONABLE GROUNDS TO BELIEVE THAT IT MEETS ALL OF THE REQUIREMENTS FOR FILING ON FORM S-8 AND HAS DULY CAUSED THIS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF CHICAGO, STATE OF ILLINOIS ON THIS 11TH DAY OF SEPTEMBER, 1997.

                                          Peapod, Inc.

                                                    /s/ John C. Walden
                                          By: _________________________________
                                                      John C. Walden
                                             Executive Vice President, Finance
                                                 and Business Development
                                             (Authorized Officer and Principal
                                                    Financial Officer)

  KNOW ALL MEN BY THESE PRESENTS, THAT EACH PERSON WHOSE SIGNATURE APPEARS IMMEDIATELY BELOW CONSTITUTES AND APPOINTS ANDREW B. PARKINSON AND JOHN C. WALDEN, AND EACH OR ANY OF THEM, HIS TRUE AND LAWFUL ATTORNEY-IN-FACT AND AGENT, WITH FULL POWER OF SUBSTITUTION AND RESUBSTITUTION, FOR HIM AND IN HIS NAME, PLACE AND STEAD, IN ANY AND ALL CAPACITIES, TO SIGN ANY AND ALL AMENDMENTS (INCLUDING POST-EFFECTIVE AMENDMENTS) TO THIS REGISTRATION STATEMENT, AND TO FILE THE SAME WITH ALL EXHIBITS THERETO AND OTHER DOCUMENTS IN CONNECTION THEREWITH WITH THE SECURITIES AND EXCHANGE COMMISSION, GRANTING UNTO SAID ATTORNEY-IN-FACT AND AGENTS, AND EACH OF THEM, FULL POWER AND AUTHORITY TO DO AND PERFORM EACH AND EVERY ACT AND THING REQUISITE AND NECESSARY TO BE DONE, AS FULLY TO ALL INTENTS AND PURPOSES AS HE MIGHT OR COULD DO IN PERSON, HEREBY RATIFYING AND CONFIRMING ALL THAT SAID ATTORNEYS-IN-FACT AND AGENTS OR ANY OF THEM, OR THEIR OR HIS SUBSTITUTE OR SUBSTITUTES, MAY LAWFULLY DO OR CAUSE TO BE DONE BY VIRTUE HEREOF.

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES INDICATED, ON THIS 11TH DAY OF SEPTEMBER, 1997.

                 SIGNATURE                                       TITLE(S)
                 ---------                                       --------


        /s/ Andrew B. Parkinson             Chairman, President and Chief Executive Officer
___________________________________________  (principal executive officer)
            Andrew B. Parkinson

       /s/ Thomas L. Parkinson              Executive Vice President, Chief Technology Officer
___________________________________________  and Director
           Thomas L. Parkinson

          /s/ John C. Walden                Executive Vice President, Finance and Business
___________________________________________  Development (principal financial officer)
              John C. Walden

         /s/ Earl W. Rachowicz              Vice President and Controller
___________________________________________  (principal accounting officer)
             Earl W. Rachowicz

           /s/ Tasso H. Coin                Director
___________________________________________
               Tasso H. Coin

        /s/ Steven M. Friedman              Director
___________________________________________
            Steven M. Friedman

                                            Director
___________________________________________
             Trygve E. Myhren

        /s/ Seth L. Pierrepont              Director
___________________________________________
            Seth L. Pierrepont

  THE PLAN. PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, THE ADMINISTRATOR OF THE PLAN HAS DULY CAUSED THIS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF CHICAGO, STATE OF ILLINOIS, ON THIS 11TH DAY OF SEPTEMBER, 1997.

                                          Peapod, Inc.
                                          Employee Stock Purchase Plan

                                                   /s/ Tasso H. Coin *
                                          By: _________________________________
                                                       Tasso H. Coin
                                               Compensation Committee of the
                                            Board of Directors of Peapod, Inc.

                                                /s/ Steven M. Friedman*
                                          By: _________________________________
                                                    Steven M. Friedman
                                               Compensation Committee of the
                                            Board of Directors of Peapod, Inc.
--------
*Messrs. Coin and Friedman together comprisea majority of the Compensation
 Committee of the Board of Directors of Peapod, Inc.

                                 EXHIBIT INDEX

 EXHIBIT
 NUMBER                          DESCRIPTION OF EXHIBIT
 -------                         ----------------------
  4.1    Restated Certificate of Incorporation of the Company (incorporated by reference to Exhibit 3.1 of the Company's Registration Statement on
         Form S-1 (No. 333-24341) (the "IPO Registration Statement")).
  4.2*   Certificate of Amendment of the Restated Certificate of Incorporation
         of the Company, dated as of May 30, 1997.
  4.3    Restated By-laws of the Company (incorporated by reference to Exhibit
         3.2 of the IPO Registration Statement).
  4.4    Rights Agreement, dated as of June 9, 1997, between the Company and
         First Chicago Trust Company of New York, as Rights Agent (incorporated by reference to Exhibit 4.1 the IPO Registration Statement).
  5*     Opinion of Sidley & Austin.
 10*     Peapod, Inc. Employee Stock Purchase Plan.
 23.1*   Consent of KPMG Peat Marwick LLP.
 23.2*   Consent of KPMG Peat Marwick LLP.
 23.3*   Consent of Sidley & Austin (contained in Exhibit 5 hereto).

--------
*  Filed herewith